Exhibit 99.1

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION CONTACT:
Oct. 2, 2017	Linda M. Johnson, 202-429-3130 linda.m.johnson@centurylink.com

U.S. Department of Justice clears CenturyLink’s acquisition of Level 3

MONROE, La. - The U.S. Department of Justice has agreed to clear CenturyLink, Inc.’s (NYSE: CTL) pending acquisition of Level 3 Communications, Inc. (NYSE: LVLT) subject to conditions outlined in a consent decree, including court approval of certain provisions. The acquisition remains subject to regulatory approval from the Federal Communications Commission and the California Public Utilities Commission, along with other customary closing conditions.

The consent decree requires the combined company to divest certain Level 3 metro network assets and certain dark fiber assets. These divestitures are not expected to have a material impact on the pro-forma operating revenue and operating cash flows of the combined company.

Metro Network Asset Divestiture

Under the consent decree, the combined company is required to divest Level 3 metro network assets in three metro areas: Albuquerque, N.M.; Boise, Idaho; and Tucson, Ariz. The combined company will continue to serve all current Level 3 customers unless they choose to be served by the buyer of divested assets in each metro area. Where needed to provide uninterrupted service to customers, CenturyLink may purchase some network services from the buyer of divested assets in each metro area. CenturyLink retains all of its existing networks and business operations in these three metro areas and will continue to provide a full suite of telecommunications and data services to residential and business customers.

Dark Fiber Asset Divestiture

The consent decree also provides that the combined company will divest 24 strands of dark fiber connecting 30 specified city-pairs across the country in the form of an Indefeasible Right of Use, a customary structure for such transactions. Because the fibers are not currently in commercial use, this divestiture will not affect any current customers or services.

“We are pleased that the Department of Justice has conditionally cleared CenturyLink’s acquisition of Level 3. It is an important milestone in our overall approval process,” said CenturyLink Senior Vice President for Public Policy and Government Relations John F. Jones. “We anticipate court approval of our agreed resolution with the Department of Justice as early as this week. We are focused on meeting our targeted transaction closing timeframe of mid-to-late October.”

The states of Alaska, Colorado, Delaware, Georgia, Hawaii, Maryland, Minnesota, Mississippi, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia, Washington, West Virginia and the District of Columbia have already approved the acquisition. The transaction has also received regulatory clearance from Connecticut, Indiana, Louisiana, Montana, Nevada, Texas and Puerto Rico.

The combined company will offer customers a broader and more complementary range of services and solutions, and enable the advanced technology and growing bandwidth needs of its business, government and consumer customers.

Persons interested in acquiring the assets to be divested can direct expressions of interest to divestiture@centurylink.com or 318-582-3088.

About CenturyLink
CenturyLink (NYSE: CTL) is a global communications and IT services company focused on connecting its customers to the power of the digital world. CenturyLink offers network and data systems management, big data analytics, managed security services, hosting, cloud, and IT consulting services. The company provides broadband, voice, video, advanced data and managed network services over a robust 265,000-route-mile U.S. fiber network and a 360,000-route-mile international transport network. Visit CenturyLink for more information.

Forward Looking Statements
Except for the historical and factual information contained herein, the matters set forth in this communication, including statements regarding the expected timing and benefits of the proposed transaction, such as efficiencies, cost savings, enhanced revenues, growth potential, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “will,” “estimates,” “anticipates,” “believes,” “expects,” “projects,” “plans,” “intends,” “may,” “should,” “could,” “seeks” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control.  These forward-looking statements, and the assumptions upon which they are based, (i) are not guarantees of future results, (ii) are inherently speculative and (iii) are subject to a number of risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to:  the ability of the parties to timely and successfully receive the required approvals for the combination from regulatory agencies free of conditions materially adverse to the parties; the possibility that the anticipated benefits from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs, difficulties or disruptions related to the integration of Level 3’s operations with those of CenturyLink will be greater than expected; the ability of the combined company to retain and hire key personnel; the effects of competition from a wide variety of competitive providers, including lower demand for CenturyLink’s legacy offerings; the effects of new, emerging or competing technologies, including those that could make the combined company’s products less desirable or obsolete; the effects of ongoing changes in the regulation of the communications industry, including the outcome of regulatory or judicial proceedings relating to intercarrier compensation, interconnection obligations, access charges, universal service, broadband deployment, data protection and net neutrality; adverse changes in CenturyLink’s or the combined company’s access to credit markets on favorable terms, whether caused by changes in its financial position, lower debt credit ratings, unstable markets or otherwise; the combined company’s ability to effectively adjust to changes in the communications industry, and changes in the composition of its markets and product mix; possible changes in the demand for, or pricing of, the combined company’s products and services, including the combined company’s ability to retain customers and effectively respond to increased demand for high-speed broadband service; changes in the operating plans, capital allocation plans or corporate strategies of the combined company, whether based on changes in market conditions, changes in the cash flows or financial position of the combined company, or otherwise; the combined company’s ability to successfully maintain the quality and profitability of its existing product and service offerings and to introduce new offerings on a timely and cost-effective basis; the adverse impact on the combined company’s business and network from possible equipment failures, service outages, security breaches or similar events impacting its network; the combined company’s ability to maintain favorable relations with key business partners, customers, suppliers, vendors, landlords and financial institutions; the ability of the combined company to utilize net operating losses in amounts projected; changes in the future cash requirements of the combined company; and other risk factors and cautionary statements as detailed from time to time in each of CenturyLink’s and Level 3’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Due to these risks and uncertainties, there can be no assurance that the proposed combination or any other transaction described above will in fact be completed in the manner described or at all.  You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the proposed combination or the combined company. You should not place undue reliance on these forward‑looking statements, which speak only as of the date of this communication. Unless legally required, CenturyLink and Level 3 undertake no obligation and each expressly disclaim any such obligation, to update publicly any forward-looking statements, whether as a result of new information, future events, changed events or otherwise.

Additional Information
In connection with the proposed combination, CenturyLink filed a registration statement on Form S-4 with the SEC (Registration Statement No. 333-215121) which was declared effective by the SEC on February 13, 2017. CenturyLink and Level 3 have filed a joint proxy statement/prospectus and will file other relevant documents concerning the proposed transaction with the SEC. CenturyLink and Level 3 began mailing the definitive joint proxy statement/prospectus to their respective security holders on or about February 13, 2017. The definitive joint proxy statement/prospectus, dated as of February 13, 2017, contains important information about CenturyLink, Level 3, the proposed combination and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the definitive joint proxy statement/prospectus and the filings that are incorporated by reference in the definitive joint proxy statement/prospectus, as well as other filings containing information about CenturyLink and Level 3, free of charge, at the website maintained by the SEC at www.sec.gov.  Investors and security holders may also obtain these documents free of charge by directing a request to CenturyLink, 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary, or to Level 3, 1025 Eldorado Boulevard, Broomfield, Colorado 80021, Attention: Investor Relations.